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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 1, 2006
                                                          (July 31, 2006)


                             GASTAR EXPLORATION LTD.
             (Exact Name of Registrant as Specified in Its Charter)

         ALBERTA, CANADA             001-32714             38-3324634
  (State or other jurisdiction      (Commission           (IRS Employer
        of incorporation)           File Number)        Identification No.)


                          1331 LAMAR STREET, SUITE 1080
                              HOUSTON, TEXAS 77010
                    (Address of principal executive offices)

                                 (713) 739-1800
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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SECTION 8.01 - OTHER EVENTS

ITEM 8.01  Other Events.

     On August 1, 2006, Gastar Exploration, Ltd. announced that as of July 31, 2006 Thom Robinson had resigned, effective immediately, as Chairman of the Board and as a member of the Board of Directors. Mr. Robinson resigned to devote his full time and efforts to Geostar Corporation's Australian activities in the Gippsland Basin. The Board of Directors has appointed J. Russell Porter as Chairman of the Board.

     A copy of the Company's press release, dated August 1, 2006, regarding this filing is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following is a list of exhibits filed as part of this Form 8-K:

Exhibit No.                   Description of Document
-----------      ---------------------------------------------------------------
      99.1       Press release dated August 1, 2006.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GASTAR EXPLORATION LTD.


Date:  August  1, 2006             By:    /s/  J. RUSSELL PORTER
                                          -------------------------------------
                                          J. Russell Porter
                                          President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.                   Description of Document
-----------      ---------------------------------------------------------------
      99.1       Press release dated August 1, 2006.


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